SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14a INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.     )
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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12
DWS RREEF Real Estate Fund, Inc.
DWS RREEF Real Estate Fund II, Inc.
DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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345 Park Avenue
New York, New York 10154
(800) 349-4281

May 28, 2008

DWS RREEF Real Estate Fund, Inc.
DWS RREEF Real Estate Fund II, Inc.
DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.

To the Stockholders:

The Joint Annual Meeting of Stockholders of DWS RREEF Real Estate Fund, Inc., DWS RREEF Real Estate Fund II, Inc. and DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. (each, a “Fund” and collectively, the “Funds”) is to be held at 1:00 p.m., Eastern time, on Wednesday, July 2, 2008 at the offices of Deutsche Investment Management Americas Inc. (“DIMA” or the “Investment Manager”), 27th Floor, 345 Park Avenue, New York, New York 10154. Stockholders who are unable to attend the meeting of their Fund are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Notice of Annual Meeting of Stockholders, a joint Proxy Statement regarding the Annual Meeting, a proxy card for each Fund in which you hold shares for your vote at the Annual Meeting and a postage prepaid envelope in which to return your proxy or proxies are enclosed. You may instead choose to vote by touch-tone telephone or through the Internet, as explained on your proxy card(s).

At the Annual Meeting, the stockholders of each Fund will elect that Fund’s Directors as set forth in the Notice of Annual Meeting of Stockholders and as explained in the joint Proxy Statement. There will also be an opportunity to discuss matters of interest to you as a stockholder. Your Fund’s Directors recommend that you vote in favor of the nominees for Director, as applicable to the class of shares you hold.

Your vote is very important to us. Thank you for your response and for your continued investment.

Respectfully,

John W. Ballantine
Henry P. Becton, Jr.
Dawn-Marie Driscoll
Keith R. Fox
Paul K. Freeman
Kenneth C. Froewiss
Richard J. Herring
William McClayton
Rebecca W. Rimel
Axel Schwarzer
William N. Searcy, Jr.
Jean Gleason Stromberg
Robert H. Wadsworth

SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING FOR THEIR FUND ARE URGED TO SIGN THE PROXY CARD(S) (UNLESS AUTHORIZING THEIR PROXIES BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET) AND MAIL IT OR THEM IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE ANNUAL MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.

DWS RREEF REAL ESTATE FUND, INC.
DWS RREEF REAL ESTATE FUND II, INC.
DWS RREEF WORLD REAL ESTATE & TACTICAL STRATEGIES FUND, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Please take notice that the Joint Annual Meeting of Stockholders of DWS RREEF Real Estate Fund, Inc., a Maryland corporation (“RREEF I”), DWS RREEF Real Estate Fund II, Inc., a Maryland corporation (“RREEF II”) and DWS RREEF World Real Estate & Tactical Strategies Fund, Inc., a Maryland corporation (“RREEF World”) (each, a “Fund,” and collectively, the “Funds”), will be held at the offices of Deutsche Investment Management Americas Inc., 27th Floor, 345 Park Avenue, New York, New York 10154, on Wednesday, July 2, 2008 at 1:00 p.m., Eastern time, for the following purposes:

MATTERS TO BE VOTED ON BY ALL STOCKHOLDERS OF EACH FUND, AS APPLICABLE:

Proposal I:	To consider and vote upon the election of Ms. Jean Gleason Stromberg and Messrs. Richard J. Herring and Axel Schwarzer as Class II Directors of RREEF I and RREEF II, each to hold office for a term of three years and until her or his respective successor has been duly elected and qualifies.

Proposal II:	To consider and vote upon the election of Mr. Paul K. Freeman as a Class I Director of RREEF I and RREEF II, to hold office for an initial term of two years and until his successor has been duly elected and qualifies.

Proposal III:	To consider and vote upon the election of Ms. Dawn-Marie Driscoll and Messrs. John W. Ballantine, Henry P. Becton, Jr., Paul K. Freeman and Keith R. Fox as Class I Directors of RREEF World, each to hold office for a term of three years and until her or his respective successor has been duly elected and qualifies.

MATTERS TO BE VOTED ON BY HOLDERS OF PREFERRED STOCK OF RREEF I AND RREEF II ONLY:

Proposal IV:	To consider and vote upon the election of Mr. Robert H. Wadsworth as a Class II Director of RREEF I and RREEF II, to hold office for a term of three years and until his successor has been duly elected and qualifies.

The appointed proxies will vote in their discretion on any other business as may properly come before the Annual Meeting or any postponements or adjournments thereof. Holders of record of shares of a Fund at the close of business on May 21, 2008 are entitled to vote at the Annual Meeting of their Fund and any postponements or adjournments thereof.

By order of the Boards of Directors,

John Millette,
Secretary

May 28, 2008

IMPORTANT — We urge you to sign and date the enclosed proxy card(s) (unless you are authorizing your proxy by touch-tone telephone or through the Internet) and return it or them in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card(s) may save the Funds the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. Instructions for signing the proxy card are listed in Appendix A of this joint proxy statement. Alternatively, you can authorize your proxy by touch-tone telephone or through the Internet by following the directions on the enclosed proxy card(s). If you can attend the Annual Meeting and wish to vote your shares in person at that time, you will be able to do so.

DWS RREEF Real Estate Fund, Inc.
DWS RREEF Real Estate Fund II, Inc.
DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.

JOINT PROXY STATEMENT

GENERAL

This joint Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Directors of DWS RREEF Real Estate Fund, Inc., a Maryland corporation (“RREEF I”), DWS RREEF Real Estate Fund II, Inc., a Maryland corporation (“RREEF II”) and DWS RREEF World Real Estate & Tactical Strategies Fund, Inc., a Maryland corporation (“RREEF World”), (each, a “Fund” and collectively, the “Funds”) for use at the Joint Annual Meeting of Stockholders of the Funds, to be held at the offices of Deutsche Investment Management Americas Inc. (“DIMA” or the “Investment Manager”), 27th Floor, 345 Park Avenue, New York, New York 10154, on Wednesday, July 2, 2008 at 1:00 p.m., Eastern time, and at any postponements or adjournments thereof (the “Meeting”).

This joint Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy card(s) are first being mailed to stockholders on or about May 28, 2008, or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it 1) in person at the Meeting or 2) by submitting a notice of revocation by mail (addressed to the Secretary of the applicable Fund at One Beacon Street, Boston, Massachusetts 02108) to the applicable Fund. Any stockholder giving a proxy may also revoke it by executing or authorizing a later-dated proxy by mail, touch-tone telephone or via the Internet. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for the proposals referred to in the Proxy Statement. Also, all votes entitled to be cast will be cast in the proxies’ discretion on any other matters as may properly come before the Meeting.

The presence at any stockholders’ meeting, in person or by proxy, of stockholders of a Fund entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. If a proposal is to be voted on by only one class of a Fund’s shares, a quorum of that class of shares must be present at the Meeting in order for the proposal to be considered. A quorum of a class of a Fund’s shares is constituted by the presence at any stockholders’ meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast by such class. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes,” if any, will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

The election of a Director of each Fund requires the affirmative vote of a majority of the shares of the Fund’s stock outstanding and entitled to vote thereon. Abstentions and broker non-votes, if any, will have the effect of a vote against the election of a Director.

Holders of record of shares of each Fund at the close of business on May 21, 2008 (the “Record Date”) will be entitled to one vote per share on each matter as to which they are entitled to vote at the Meeting and any postponements or adjournments thereof.

On the Record Date, the following number of shares were issued and outstanding for each class and series of each Fund:

For RREEF I:

Issued and
Shares	Outstanding

Common Stock	15,715,596.79
Series A Preferred Stock	3,200
Series B Preferred Stock	3,200

For RREEF II:

Issued and
Shares	Outstanding

Common Stock	37,904,856.58
Series A Preferred Stock	2,800
Series B Preferred Stock	2,800
Series C Preferred Stock	2,800
Series D Preferred Stock	2,800
Series E Preferred Stock	2,800

For RREEF World:

Issued and
Shares	Outstanding

Common Stock	11,911,395.99

For RREEF I and RREEF II, at the Meeting, common stockholders of each Fund will have equal voting rights (i.e., one vote per share) with each Fund’s preferred stockholders as to matters on which they are entitled to vote. The preferred stockholders of each of RREEF I and RREEF II will vote together with common stockholders of the applicable Fund as a single class on Proposals I and II. Only the preferred stockholders of each of RREEF I and RREEF II, voting in each case as a separate class, will vote on Proposal IV.

Each Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may request an additional copy of the annual report for a Fund for the fiscal year ended December 31, 2007 without charge, by calling 800-349-4281, writing to the Fund at 345 Park Avenue, New York, New York 10154, or visiting the Funds’ website at www.cef.dws-scudder.com.

This joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund. The Meeting is scheduled as a joint meeting of the respective stockholders of each Fund because the stockholders of the Funds are expected to consider and vote on similar (but not identical) proposals, i.e., each Fund is electing Directors. In the event that any stockholder of a Fund present at the Meeting objects to the holding of a joint meeting and moves for adjournment of such Fund’s meeting to immediately after the Meeting, so that such Fund’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Stockholders of each Fund will vote separately on the proposal or proposals relating to their respective Fund. Thus, if a proposal is approved by stockholders of one or more Funds and the same or a similar proposal is not approved by stockholders of one or more other Funds, the proposal will be implemented for the Fund or Funds that approved the proposal and will not be implemented for any Fund that did not approve the proposal. Separate proxy cards are enclosed for each Fund in which a stockholder is a record owner of shares. It is therefore essential that stockholders complete, date and sign EACH enclosed proxy card. Stockholders of each Fund are entitled to vote on the proposals pertaining to that Fund.

PROPOSALS I, II, III and IV: ELECTION OF DIRECTORS

Prior to April 1, 2008, substantially all DWS open-end funds and most DWS closed-end funds were overseen by one of two boards of directors (the “Boards”). Each Board, including the Board that has historically overseen the Funds (the “New York Board”), determined that the formation of a single consolidated Board overseeing the DWS funds is in the best interests of the funds and their shareholders. In this connection, each Board approved and implemented a plan to consolidate the New York Board with the other primary DWS fund board (the “Chicago Board”). (The geographic references in the preceding sentences merely indicate where each Board historically held most of its meetings.)

The consolidation of the two Boards took effect on April 1, 2008. To accomplish the consolidation: (i) effective April 1, 2008, the New York Board elected four individuals (John W. Ballantine, Paul K. Freeman, William McClayton and Robert H. Wadsworth) who had served on the Chicago Board to serve on the Board of each DWS fund (except RREEF I and RREEF II) overseen by the New York Board; (ii) effective April 1, 2008 (May 20, 2008 in the case of each of the six closed-end funds overseen by the Chicago Board), shareholders of each DWS fund overseen by the Chicago Board elected eight members of the New York Board (Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Richard J. Herring, Rebecca W. Rimel, William N. Searcy, Jr. and Jean Gleason Stromberg); and (iii) effective April 1, 2008, three members of the New York Board (Martin J. Gruber, Graham E. Jones and Carl W. Vogt) resigned from the Board of each fund overseen by the New York Board. In the case of RREEF I and RREEF II, Messrs. Ballantine, McClayton and Wadsworth were elected as Directors effective April 1, 2008. At the Meeting, it is proposed that shareholders of RREEF I and RREEF II elect Mr. Freeman as a Director.

As a result of the changes discussed above, if shareholders of each Fund elect the proposed slate of nominees set forth below, the four Chicago Board members and eight New York Board members named above (each of whom is an Independent Director), together with Axel Schwarzer, CEO of DWS Scudder, will constitute the Board of substantially all DWS funds (133 funds), including each of the Funds.

Persons named as proxies on the accompanying proxy card(s) intend, in the absence of contrary instructions with respect to the holders of common stock and, as applicable, preferred stock of each Fund, to vote all proxies “FOR” the election of (i) the three nominees indicated in Proposal I and listed in “Information Concerning Nominees” as Class II Directors of RREEF I and RREEF II, (ii) the nominee indicated in Proposal II and listed in “Information Concerning Nominees” as a Class I Director of RREEF I and RREEF II, (iii) the five nominees indicated in Proposal III and listed in “Information Concerning Nominees” as Class I Directors of RREEF World, and (iv) the nominee indicated in Proposal IV and listed in “Information Concerning Nominees” as a Class II Director of RREEF I and RREEF II. If elected, Ms. Driscoll, Ms. Stromberg and Messrs. Ballantine, Becton, Fox, Herring, Schwarzer and Wadsworth will each serve for a term of three years and until their respective successors have been duly elected and qualify or until they retire or resign. Mr. Freeman will serve for an initial term of two years as a Director of RREEF I and RREEF II and for a term of three years as a Director of RREEF World and, in each case, until his successor has been duly elected and qualifies or until he retires or resigns.

All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors of the applicable Fund to replace any such nominee. For election of Directors at the Meeting, the Board of Directors of each Fund has approved the nomination of the individuals listed on the following table.

The table below summarizes the voting rights of the holders of common stock and preferred stock for the proposals.

		Common	Preferred
Proposals		Shares	Shares

I.	Election of three Class II Directors by all stockholders of each of RREEF I and RREEF II (Richard J. Herring, Axel Schwarzer and Jean Gleason Stromberg nominated for each of RREEF I and RREEF II)	X	X
II.	Election of one Class I Director by all stockholders of each of RREEF I and RREEF II (Paul K. Freeman nominated for each of RREEF I and RREEF II)	X	X
III.	Election of five Class I Directors by all stockholders of RREEF World (John W. Ballantine, Henry P. Becton, Jr., Dawn-Marie Driscoll, Paul K. Freeman and Keith R. Fox nominated for RREEF World)	X	NA
IV.	Election of one Class II Director by the holders of preferred stock of each of RREEF I and RREEF II (Robert H. Wadsworth nominated for each of RREEF I and RREEF II)		X

Information Concerning Nominees

The following table sets forth certain information concerning each of the nominees for Director of each Fund. Each of Ms. Driscoll, Ms. Stromberg and Messrs. Ballantine, Becton, Fox, Herring, Schwarzer and Wadsworth is now a Director of each Fund and of other DWS funds managed by the Investment Manager. Mr. Freeman is now a Director of RREEF World and of other DWS funds managed by the Investment Manager. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for the past five years, but not necessarily in the same capacity. For election of Directors at the Meeting, the Boards of

Directors have approved the nomination of the individuals listed in the following table.

Independent Directors/Nominees*

Position with the
DWS Funds and
Length of Time
Served(2), Term of
Office Nominated
for, and Number of
DWS Funds Overseen
Name and	Business Experience and	or to be Overseen
Year of Birth(1)	Directorships During the Past 5 Years	by Director/Nominee

John W. Ballantine (1946)	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	Board Member since 1999; Term: Class I Director of RREEF World until 2011; Number of Funds Overseen: 133.
Henry P. Becton, Jr. (1943)	Vice Chairman, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	Board Member since 1990; Term: Class I Director of RREEF World until 2011; Number of Funds Overseen: 133.

Position with the
DWS Funds and
Length of Time
Served(2), Term of
Office Nominated
for, and Number of
DWS Funds Overseen
Name and	Business Experience and	or to be Overseen
Year of Birth(1)	Directorships During the Past 5 Years	by Director/Nominee

Dawn-Marie Driscoll (1946)	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Trustee of 8 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization); Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	Board Member since 1987, Chairperson since 2004; Term: Class I Director of RREEF World until 2011; Number of Funds Overseen: 133.
Keith R. Fox (1954)	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	Board Member since 1996; Term: Class I Director of RREEF World until 2011; Number of Funds Overseen: 133.
Paul K. Freeman (1950)	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	Board Member since 1993, Vice Chairperson since 2008; Term: Class I Director of RREEF World until 2011, Class I Director of RREEF I and RREEF II until 2010; Number of Funds Overseen: 133.

Position with the
DWS Funds and
Length of Time
Served(2), Term of
Office Nominated
for, and Number of
DWS Funds Overseen
Name and	Business Experience and	or to be Overseen
Year of Birth(1)	Directorships During the Past 5 Years	by Director/Nominee

Richard J. Herring (1946)	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	Board Member since 1990; Term: Class II Director of RREEF I and RREEF II until 2011; Number of Funds Overseen: 133.
Jean Gleason Stromberg (1943)	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	Board Member since 1997; Term: Class II Director of RREEF I and RREEF II until 2011; Number of Funds Overseen: 133.
Robert H. Wadsworth (1940)	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present).	Board Member since 1999; Term: Class II Director of RREEF I and RREEF II until 2011; Number of Funds Overseen: 136.

Interested Director/Nominee**

Position with the
DWS Funds and
Length of Time
Served(2), Term of
Office Nominated
for, and Number of
DWS Funds Overseen
Name and	Business Experience and	or to be Overseen
Year of Birth(1)	Directorships During the Past 5 Years	by Director/Nominee

Axel Schwarzer (1958)	Managing Director, Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	Board Member since 2006; Term: Class II Director of RREEF I and RREEF II until 2011; Number of Funds Overseen: 133.

*	Director or Nominee for Director who is not an “interested” person of the Funds, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

**	Mr. Schwarzer is a senior executive officer of Deutsche Asset Management and is an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act. The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154.

(1)	Unless otherwise indicated, the mailing address of each Director Nominee is c/o Chairperson, P.O. Box 100176, Cape Coral, FL 33904. The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154.

(2)	Indicates the year in which the Director nominee joined the Board of one or more DWS funds.

Information Concerning Continuing Directors

The Board of Directors for each Fund is divided into three classes. For RREEF I and RREEF II, the terms of Classes I and III Directors do not expire this year. For RREEF World, the terms of Classes II and III Directors do not expire this year. The following table sets forth certain information regarding the continuing Directors who are not nominated for election to any of the Funds. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Independent Directors*

Position with the
DWS Funds and
Length of Time
Served(2), Number
of DWS Funds
Name and	Business Experience and	Overseen by
Year of Birth(1)	Directorships During the Past 5 Years	Director

Kenneth C. Froewiss (1945)	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	Board Member since 2001; Number of Funds Overseen: 133.
William McClayton (1944)	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly, Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	Board Member since 2004; Number of Funds Overseen: 133.
Rebecca W. Rimel (1951)	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001- 2007); Trustee, Pro Publica (charitable organization) (2007 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care (January 2007-June 2007)	Board Member since 1995; Number of Funds Overseen: 133.
William N. Searcy, Jr. (1946)	Private investor since October 2003; Trustee of 8 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation (telecommunications) (November 1989-September 2003)	Board Member since 1993; Number of Funds Overseen: 133.

*	Director who is not an “interested” person of the Funds, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

(1)	The mailing address of each Director is c/o Chairperson, P.O. Box 100176, Cape Coral, FL 33904.

(2)	Indicates the year in which the Director joined the Board of one or more DWS funds.

As reported to the Funds, Exhibit A to this Proxy Statement sets forth dollar range of securities beneficially owned and the amount of shares beneficially owned by the Board Members and Nominees in each Fund as of May 21, 2008.

Under the Board Governance Policies, the consolidated Board has established the expectation that within three years of becoming a Board Member, a Board Member will have invested in the aggregate at least $200,000 in the DWS funds.

Required Vote

The election of a Class II Director under Proposal I or a Class I Director under Proposal II requires the affirmative vote of the holders of a majority of the applicable Fund’s shares of common stock and preferred stock outstanding and entitled to vote thereon, voting together as a single class. The election of a Class I Director under Proposal III requires the affirmative vote of the holders of a majority of the Fund’s shares of common stock outstanding and entitled to vote thereon. The election of a Class II Director under Proposal IV requires the affirmative vote of the holders of a majority of the Fund’s shares of preferred stock outstanding and entitled to vote thereon. The Board of Directors of each Fund recommends that stockholders vote “FOR” the nominees.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act, as applied to a fund, require the fund’s officers and Directors, investment manager, investment advisor, affiliates of the fund’s investment manager and investment advisor, and persons who beneficially own more than ten percent of a registered class of the fund’s outstanding securities (“Reporting Persons”), to file reports of ownership of the fund’s securities and changes in such ownership with the Securities and Exchange Commission (the “SEC”). Such persons are required by SEC regulations to furnish the fund with copies of all such filings.

Based on a review of reports filed by each Fund’s Directors and officers, the Investment Manager, officers and directors of the Investment Manager and investment advisor, affiliated persons of the Investment Manager and the investment advisor and beneficial holders of 10% or more of each Fund’s outstanding stock, and written representations by the Reporting

Persons that no year-end reports were required for such persons, all filings required for the fiscal year ended December 31, 2007 were timely.

As of the Record Date, four Directors of the Funds, Mr. Becton, Ms. Driscoll, Mr. Froewiss and Dr. Herring, owned, respectively, 900, 200, 500 and 900 shares of common stock of RREEF I, four Directors of the Funds, Mr. Becton, Ms. Driscoll, Mr. Froewiss and Dr. Herring, owned, respectively, 900, 300, 500, and 2,250 shares of common stock of RREEF II, and one Director of the Funds, Ms. Driscoll, owned 250 shares of common stock of RREEF World, in each case representing less than 1% of the outstanding shares of that Fund’s common stock. No other Director owned shares of the Funds.

To the knowledge of each Fund, as of the Record Date, no stockholder or “group,” as that term is defined in Section 13(d) of the Securities Exchange Act of 1934, owned beneficially more than 5% of any class of the relevant Fund’s outstanding shares, except as set forth below.

Fund and Share Class	Name and Address	Shares Owned	% Ownership

RREEF I, common shares	Morgan Stanley & Co. 1585 Broadway New York, NY 10036	853,845	5.36%

Board Meetings — Committees of the Boards of Directors

The Board of Directors of each of RREEF I and RREEF II met seven times during the fiscal year ended December 31, 2007. The Board of Directors of RREEF World, which commenced operations on June 29, 2007, met six times during the fiscal year ended December 31, 2007. Each Director attended at least 75% of all meetings of the Boards of Directors and of all meetings of committees of the Boards on which he or she served as a regular member. As of April 1, 2008, each Board of Directors has an Audit Committee, Nominating and Governance Committee, Contract Committee, Equity Oversight Committee, Marketing and Shareholder Services Committee and Operations Committee (which includes a Valuation Sub-Committee). The Boards also have a Fixed Income and Quant Oversight Committee which has no responsibility with respect to these Funds. While the Boards do not have a compensation committee, the Nominating and Governance Committee reviews compensation matters. The responsibilities of each Committee are described below.

Audit Committee:  The Audit Committee, which consists entirely of Independent Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Funds’ accounting and financial reporting policies and procedures, (3) the Funds’ compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Funds. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Funds, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Funds’ accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine, Henry P. Becton, Jr., Keith R. Fox and William N. Searcy, Jr. During the calendar year 2007, each of RREEF I and RREEF II’s Audit Committee held eight meetings and RREEF World’s Audit Committee held four meetings. A copy of each Fund’s Audit Committee Charter is attached as Exhibit B.

Each Board selected PricewaterhouseCoopers LLP (“PwC”) to act as independent registered public accounting firm for each Fund for the fiscal year ended December 31, 2006 (except RREEF World) and the fiscal year ended December 31, 2007. Each Fund’s financial statements for the fiscal year ended December 31, 2007 were audited by PwC. The following table sets forth the aggregate fees billed for professional services rendered by PwC to the Funds during the two most recent fiscal years:

				Audit-	All
		Audit	Tax	Related	Other
Fund	Fiscal Year Ended	Fees	Fees	Fees	Fees

RREEF I	December 31, 2006	$64,000	$0	$128	$11,500
	December 31, 2007	$61,800	$0	$0	$10,000
RREEF II	December 31, 2006	$64,000	$0	$128	$11,500
	December 31, 2007	$61,800	$0	$0	$10,000
RREEF World*	December 31, 2006	NA	NA	NA	NA
	December 31, 2007	$50,000	$0	$0	$0

*	Fund commenced operations on June 29, 2007.

The fees disclosed under the “Audit-Related Fees” were billed for services in connection with an assessment of internal controls and additional related procedures. “All Other Fees” represents fees for products and services other than “Audit Fees” and “Audit-Related Fees,” including, for RREEF I and RREEF II, services related to each Fund’s preferred stock.

The following table shows the aggregate amount of fees that PwC billed during each Fund’s last two fiscal years for non-audit services rendered to the Funds, DIMA and any entity controlling, controlled by or under common control with DIMA that provides ongoing services to the Funds (the “Affiliated Service Providers”).

			Total Non-Audit
			Fees Billed to
			Investment Manager
			and Affiliated Fund	Total Non-Audit
			Service Providers	Fees Billed to
			(engagements	Investment
			related directly to	Manager and
		Total	the operations	Affiliated Fund
		Non-Audit	and financial	Service Providers
	Fiscal Year	Fees Billed	reporting of	(all other	Total of
	Ended	to Fund	the Fund)	engagements)	(A), (B)
	December 31	(A)	(B)	(C)	and (C)

RREEF I	2006	$0	$11,930	$0	$11,930
	2007	$0	$25,000	$600,000	$625,000
RREEF II	2006	$0	$11,930	$0	$11,930
	2007	$0	$25,000	$600,000	$625,000
RREEF World*	2006	NA	$11,930	$0	$11,930
	2007	$0	$25,000	$600,000	$625,000

*	Fund commenced operations on June 29, 2007.

The Audit Committee approved in advance all audit services and non-audit services that PwC provided to the Funds, DIMA and any Affiliated Service Provider that related directly to the Funds’ operations and financial reporting.

In accordance with pre-approval procedures approved by the Audit Committee, the engagement of an independent registered public accounting firm to provide audit or non-audit services to the Funds is required to be approved by the Funds’ Audit Committee or by the Audit Committee Chairman prior to the commencement of any such engagement. Further, the independent registered public accounting firm is required to report to the Audit Committee at each of its regular meetings all Fund services initiated since the last report was rendered, including a general description of the services and projected fees, and the means by which such Fund Services were approved by the Committee.

Pursuant to “Procedures for Engagement of Independent Auditors for Audit and Non-Audit Services,” approved by each Fund’s Board of Directors, pre-approval procedures for the engagement of the independent registered public accounting firm to provide any Fund services or any Fund-related services are as follows: (1) a written request addressed to the Audit Committee is prepared detailing the proposed engagement with an explanation as to why the work is proposed to be performed by the independent registered public accounting firm and (2) if time reasonably permits, the request is included in the meeting materials for the upcoming Committee meeting where the Committee will discuss the proposed engagement and approve or deny the request. Should the request require more immediate action, the written request will be e-mailed, faxed or otherwise delivered to the Audit Committee, followed by a telephone call to the Chair of the Audit Committee. The Chair of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chair’s discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chair be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request.

The Audit Committee for each Fund requested and received information from PwC about any non-audit services that PwC rendered during the Fund’s last fiscal year to DIMA and any Affiliated Service Provider. The Committee considered this in evaluating PwC’s independence. Each Fund’s Audit Committee gave careful consideration to the non-audit related services provided by PwC to: (1) each Fund, (2) DIMA and (3) entities controlling, controlled by or under common control with DIMA that provide ongoing services to the Funds. Based in part on certain representations and information provided by PwC, the Audit Committee determined that the provision of these services was compatible with maintaining PwC’s independence.

Representatives of PwC are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Audit Committee Reports for DWS RREEF Real Estate Fund, Inc., DWS RREEF Real Estate Fund II, Inc. and DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.

The Audit Committee of each of RREEF I, RREEF II and RREEF World has provided the following report separately for each Fund:

In connection with the audited financial statements as of and for the year ended December 31, 2007 included in each Fund’s Annual Report (the “Annual Report”), at a meeting held on February 21, 2008, the Audit Committee considered and discussed the audited financial statements with management and the independent registered public accounting firm, and discussed the audit of such financial statements with the independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The independent registered public accounting firm provided to the Committee the written disclosure and the letter required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence.

The members of each Audit Committee of each Board of Directors are not professionally engaged in the practice of auditing or accounting and are not employed by the Funds for accounting, financial management or internal control. Moreover, each Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, each Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, each Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of each Fund’s financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent registered public accounting firm and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee of each Fund recommended to the Board of Directors of that Fund that the audited financial statements be included in the Fund’s Annual Report.

Submitted by the Audit Committee of each Fund’s Board of Directors. For the period covered by this report, the Audit Committee of each Fund was comprised of: Keith R. Fox, Kenneth C. Froewiss, Richard J. Herring, Graham Jones, William N. Searcy, Jr. and Jean Gleason Stromberg.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair), Rebecca W. Rimel (Vice Chair), Paul K. Freeman (for RREEF World; to be appointed to committee for RREEF I and RREEF II if elected to the Board of each) and William McClayton. During the calendar year 2007, the Nominating/Corporate Governance Committee of the Funds’ Board performed similar functions and held three meetings for each of RREEF I and RREEF II and two meetings for

RREEF World. A copy of each Fund’s Nominating and Governance Committee Charter is attached as Exhibit C.

Contract Committee: The Contract Committee, which consists entirely of Independent Board Members, reviews at least annually, (a) the Funds’ financial arrangements with DIMA and its affiliates, and (b) the Funds’ expense ratios. The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R. Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring, William McClayton and Jean Gleason Stromberg. The Contract Committee was formed as of April 1, 2008.

Equity Oversight Committee: The Equity Oversight Committee reviews the investment operations of those Funds that primarily invest in equity securities (except for those funds managed by a quantitative investment team). The members of the Equity Oversight Committee are John W. Ballantine (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring and Rebecca W. Rimel. During the calendar year 2007, the Equity Oversight Committee of the Funds’ Board performed similar functions and held six meetings for each of RREEF I and RREEF II and three meetings for RREEF World.

Marketing and Shareholder Services Committee: The Marketing and Shareholder Services Committee reviews the Funds’ marketing program, sales practices and literature and shareholder services. The members of the Marketing and Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie Driscoll (Vice Chair), Paul K. Freeman (for RREEF World; to be appointed to committee for RREEF I and RREEF II if elected to the Board of each), Rebecca W. Rimel, Jean Gleason Stromberg and Robert H. Wadsworth. During the calendar year 2007, the Marketing/Distribution/Shareholder Service Committee of the Funds’ Board performed similar functions and held seven meetings for each of RREEF I and RREEF II and three meetings for RREEF World.

The Operations Committee: The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of the Funds. The Operations Committee reviews administrative matters related to the operations of the Funds, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Funds’ securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in the Funds’ Valuation Procedures. The Operations Committee has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Operations Committee is not in session. The members of the Operations Committee are Paul K. Freeman (Chair) (for RREEF World; to be appointed to committee for RREEF I and RREEF II if elected to each

Board), Dawn-Marie Driscoll (Vice Chair), John W. Ballantine, Kenneth C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr. The members of the Valuation Sub-Committee are Kenneth C. Froewiss (Chair), John W. Ballantine, Dawn-Marie Driscoll (Alternate), Paul K. Freeman (Alternate) (for RREEF World; to be appointed to committee for RREEF I and RREEF II if elected to each Board), Rebecca W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate). During the calendar year 2007, the Expenses/Operations Committee and Valuation Committee performed similar functions. The Expenses/Operations Committee held nine meetings for each of RREEF I and RREEF II and five meetings for RREEF World, and the Valuation Committee held ten meetings for each of RREEF I and RREEF II and three meetings for RREEF World.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Officers of the Funds

The following persons are officers of the Funds:

Name, Year of Birth,
Position with the
Corporation and Length of	Business Experience and
Time Served(1)	Directorships During the Past 5 Years

Michael G. Clark(2) (1965) President, 2006-present	Managing Director(3), Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly: Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette(4) (1962) Vice President and Secretary, 1999-present	Director(3), Deutsche Asset Management

Paul H. Schubert(2) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director(3), Deutsche Asset Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Name, Year of Birth,
Position with the
Corporation and Length of	Business Experience and
Time Served(1)	Directorships During the Past 5 Years

Patricia DeFilippis(5) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly: Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)

Elisa D. Metzger(5) (1962) Assistant Secretary, 2005-present	Director(3), Deutsche Asset Management (since September 2005); formerly: Counsel, Morrison and Foerster LLP (1999-2005)

Caroline Pearson(4) (1962) Assistant Secretary, 1997-present	Managing Director(3), Deutsche Asset Management

Paul Antosca(4) (1957) Assistant Treasurer, 2007-present	Director(3), Deutsche Asset Management (since 2006); formerly: Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)

Jack Clark(4) (1967) Assistant Treasurer, 2007-present	Director(3), Deutsche Asset Management (since 2007); formerly: Vice President, State Street Corporation (2002-2007)

Kathleen Sullivan D’Eramo(4) (1957) Assistant Treasurer, 2003-present	Director(3), Deutsche Asset Management

Diane Kenneally(4)(1966) Assistant Treasurer, 2007-present	Director(3), Deutsche Asset Management

Jason Vazquez(5) (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly: AML Operations Manager for Bear Stearns (2004-2006); Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Name, Year of Birth,
Position with the
Corporation and Length of	Business Experience and
Time Served(1)	Directorships During the Past 5 Years

Robert Kloby(5) (1962) Chief Compliance Officer, 2006-present	Managing Director(3), Deutsche Asset Management (2004-present); formerly: Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson(5) (1951) Chief Legal Officer, 2006-present	Director(3), Deutsche Asset Management (2006-present); formerly: Director, Senior Vice President, General Counsel, and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

(1)	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(2)	Address: 345 Park Avenue, New York, New York 10154.

(3)	Executive title, not a board directorship.

(4)	Address: One Beacon Street, Boston, Massachusetts 02108.

(5)	Address: 280 Park Avenue, New York, New York 10017.

Compensation of Directors and Certain Officers

Each Independent Director receives compensation from the Funds for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Director for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees. Independent Directors do not receive any employee benefits such as pension or retirement benefits or health insurance from the Funds or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following tables show compensation from the Funds and aggregate compensation from all of the funds in the DWS fund complex received by each Independent Director or Nominee during the calendar year 2007. Mr. Schwarzer is an interested person of the Funds and received no compensation from the Funds or any fund in the DWS fund complex during the relevant periods.

		Total Compensation
	Aggregate Compensation	from Funds and
Name of Board Member/Nominee	from Funds	DWS Fund Complex(1)

John W. Ballantine	N/A*	$215,000

Henry P. Becton, Jr.(2)	RREEF I $519 RREEF II $960 RREEF World $106	$200,000

Dawn-Marie Driscoll(2)(3)	RREEF I $1,283 RREEF II $2,379 RREEF World $140	$253,000

Keith R. Fox(2)	RREEF I $1,031 RREEF II $1,912 RREEF World $108	$203,000

Paul K. Freeman(4)	N/A*	$265,000

Kenneth C. Froewiss(2)	RREEF I $1,016 RREEF II $1,884 RREEF World $106	$200,000

Richard J. Herring(2)	RREEF I $988 RREEF II $1,833 RREEF World $106	$195,000

William McClayton(5)	N/A*	$205,000

Rebecca W. Rimel(2)	RREEF I $963 RREEF II $1,785 RREEF World $103	$194,000

William N. Searcy, Jr.(2)	RREEF I $1,016 RREEF II $1,884 RREEF World $106	$200,000

Jean Gleason Stromberg(2)	RREEF I $959 RREEF II $1,778 RREEF World $101	$189,000

Robert H. Wadsworth	N/A*	$245,250

*	Messrs. Ballantine, Freeman, McClayton and Wadsworth did not serve on the Boards of the Funds during calendar year 2007.

(1)	The DWS fund complex was composed of 138 funds as of December 31, 2007.

(2)	Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the consolidation of the DWS fund boards and various funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the funds’ direct shareholders (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $1,000 for Mr. Becton, $1,000 for Ms. Driscoll,

$1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Dr. Herring, $5,000 for Ms. Rimel, $1,000 for Mr. Searcy and $1,000 for Ms. Stromberg. These meeting fees were borne by DIMA.

(3)	Includes $50,000 in annual retainer fees received by Ms. Driscoll as Chairperson of certain DWS funds.

(4)	Includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc committee in connection with board consolidation initiatives and $50,000 in annual retainer fees received by Dr. Freeman as Chairperson of certain DWS funds.

(5)	Does not include $15,000 paid to Mr. McClayton in calendar year 2008 for numerous special meetings of an ad hoc committee of the former Chicago Board in connection with board consolidation initiatives.

None of the Independent Directors or Nominees or their family members had any interest in DIMA, RREEF America L.L.C (“RREEF”), or any person directly or indirectly controlling, controlled by, or under common control with DIMA or RREEF as of December 31, 2007, except for holdings described under “Information Concerning Nominees.”

DIMA supervises each Fund’s investments, pays the compensation and certain expenses of its personnel who serve as Directors and officers of each Fund, and receives a management fee for its services. Several of the Funds’ officers are also officers, directors or employees of Deutsche Asset Management (see “The Investment Manager and Advisor”), although the Funds make no direct payments to them.

The Investment Manager and Advisor

DIMA, with headquarters at 345 Park Avenue, New York, New York 10154, is the Funds’ investment manager pursuant to an Investment Management Agreement. Subject at all times to the general supervision of the Funds’ Boards of Directors, the Investment Manager is responsible for managing the Funds’ affairs and supervising all aspects of the Funds’ operations. The Investment Manager provides a full range of investment advisory services to retail and institutional clients. The Investment Manager is part of the United States asset management activities of Deutsche Bank AG. Deutsche Bank AG is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Pursuant to an Investment Advisory Agreement with DIMA, RREEF, with headquarters at 875 North Michigan Avenue, Suite 4100, Chicago, Illinois 60611, is the Funds’ investment advisor. Subject to the general supervision of the Funds’ Boards of Directors and the Investment Manager, RREEF is responsible for managing the investment operations of each Fund and the composition of each Fund’s holdings of securities and other investments. RREEF was formed in 1975 and provides a full range of advisory services to primarily institutional clients, including corporate and public pension plans, foundations and endowments, Taft-Hartley funds, and private and public investment companies. RREEF, with corporate offices in Chicago, San Francisco and New York, is managed by more than 30 managing directors with an average of over 21 years of investment experience and employs approximately 100 real estate professionals. RREEF is the global real estate investment management arm of Deutsche Asset Management*(, which is the global investment management business of Deutsche Bank AG. RREEF is one of the largest advisers of combined real property and real estate securities globally with more than 200 professionals and 2,000 employees worldwide.

Other Matters

The Boards of Directors do not know of any matters to be brought before the Meeting other than those mentioned in this joint Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any postponement or adjournment thereof in accordance with their discretion.

Miscellaneous

Proxies will be solicited by mail and may be solicited in person or by telephone by officers of the Funds or personnel of DIMA The Funds have retained Georgeson Inc. (“Georgeson”), 17 State Street, New York, New York 10004 to assist in the proxy solicitation and tabulation of votes. The cost of its services is estimated at $9,500 per Fund, plus expenses. The costs and expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Funds’ officers or Georgeson, in person or by telephone, will be borne by the Funds. The Funds will reimburse banks, brokers, and other persons holding the Funds’ shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

As the Meeting date approaches, certain stockholders may receive a telephone call from a representative of Georgeson if their votes have not been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Funds believe that these procedures are reasonably designed to ensure that

(* Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the stockholder may still submit the proxy card originally sent with this proxy statement or attend in person. Should stockholders require additional information regarding the proxy or a replacement proxy card, they may contact Georgeson toll-free at 1-800-905-7281. Any proxy given by a stockholder is revocable until voted at the Meeting.

In the event that sufficient votes in favor of any proposal set forth in the Notice of Annual Meeting of Stockholders are not received by July 2, 2008, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the votes cast. The persons named as appointed proxies on the enclosed proxy card(s) will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made.

If a quorum is not present at the Meeting, the stockholders entitled to vote at the Meeting, present in person or represented by proxy, will have the power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, to a date not more than 120 days after the Record Date, until a quorum is present or represented. At such adjourned meeting, at which a quorum is present or represented, any business which might have been transacted at the original Meeting may be transacted.

The costs of any such additional solicitation and of any adjourned session will be borne by the Funds.

Stockholder Proposals

Each of the Fund’s current Bylaws provide that in order for a stockholder to nominate a candidate for election as a Director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice containing the information required by the current Bylaws generally must be delivered to the Secretary of the applicable Fund, John Millette, c/o Deutsche Asset Management, Inc., One Beacon Street, Boston, Massachusetts, 02108. For RREEF I and RREEF II, each Fund’s by-laws provide that, to be considered timely, such written notice must be delivered not less than 90 nor more than 120 days prior to the first anniversary of the mailing of the notice for the preceding year’s annual meeting. For RREEF World, the Fund’s by-laws provide that, to be considered timely, such written notice must be delivered not less than 120 nor more than 150 days prior to the first anniversary of the mailing of the notice for the preceding year’s annual meeting. Accordingly, a stockholder nomination or proposal intended to be considered at the 2009 Annual Meeting of RREEF I or RREEF II must be received by the Secretary of the applicable Fund on or after January 28, 2009, and prior to February 27, 2009, while a stockholder nomination or proposal intended to be considered at the 2009 Annual Meeting of RREEF World must be received by the Secretary of the Fund on or after December 29, 2008, and prior to January 28, 2009. However, under the rules of the SEC, if a stockholder wishes to submit a proposal for possible inclusion in the applicable Fund’s 2009 proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, the applicable Fund must receive it on or before January 28, 2009. All nominations and proposals must be in writing and must conform to the requirements of the Bylaws of the applicable Fund.

By order of the Boards of Directors,

John Millette,
Secretary

One Beacon Street
Boston, Massachusetts 02108
May 28, 2008

APPENDIX

INSTRUCTIONS FOR SIGNING PROXY CARD

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Each party must sign, and the name or names of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signatures

Corporate Accounts
(1) ABC Corp	ABC Corp.
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

EXHIBIT A

NOMINEE/DIRECTOR SHARE OWNERSHIP

As of May 21, 2008, the Directors/Nominees and the officers of each Fund as a whole owned less than 1% of the outstanding shares of each Fund.

The following tables show the dollar range of equity securities beneficially owned and the number of shares beneficially owned by each Director or Nominee in each Fund as of May 21, 2008.

Each Director or Nominee owns more than $100,000 of shares on an aggregate basis in all DWS funds overseen by the Director or Nominee as of May 21, 2008.

Dollar Range of Equity Securities Held:

Aggregate
Dollar
Range of
Securities
Owned in
Director/Nominee	RREEF I	RREEF II	RREEF World	all DWS Funds

John W. Ballantine	None	None	None	Over $100,000
Henry P. Becton, Jr.	$10,001-$50,000	$10,001-$50,000	None	Over $100,000
Dawn-Marie Driscoll	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
Keith R. Fox	None	None	None	Over $100,000
Paul K. Freeman	None	None	None	Over $100,000
Kenneth C. Froewiss	$1-$10,000	$1-$10,000	None	Over $100,000
Richard J. Herring	$10,001-$50,000	$10,001-$50,000	None	Over $100,000
William McClayton	None	None	None	Over $100,000
Rebecca W. Rimel	None	None	None	Over $100,000
Axel Schwarzer*	None	None	None	Over $100,000
William N. Searcy, Jr.	None	None	None	Over $100,000
Jean Gleason Stromberg	None	None	None	Over $100,000
Robert H. Wadsworth	None	None	None	Over $100,000

Number of Shares Beneficially Owned:

Director/Nominee	RREEF I	RREEF II	RREEF World

John W. Ballantine	0	0	0
Henry P. Becton, Jr.	900	900	0
Dawn-Marie Driscoll	200	300	250
Keith R. Fox	0	0	0
Paul K. Freeman	0	0	0
Kenneth C. Froewiss	500	500	0
Richard J. Herring	900	2,250	0
William McClayton	0	0	0
Rebecca W. Rimel	0	0	0
Axel Schwarzer*	0	0	0
William N. Searcy, Jr.	0	0	0
Jean Gleason Stromberg	0	0	0
Robert H. Wadsworth	0	0	0

*	Interested Director/Nominee

EXHIBIT B

DWS FUNDS

AUDIT COMMITTEE CHARTER
(EFFECTIVE APRIL 1, 2008)

I.	PURPOSE

The Audit Committee is a committee of the Board of Trustees/Directors (the “Board”) of the DWS Funds. Its primary function is to assist the Board1 in fulfilling certain of its responsibilities. This Charter sets forth the responsibilities and powers of the Audit Committee. Except to the extent that certain powers of the Board are specifically delegated to the Audit Committee herein, it shall make such recommendations to the Board as it deems appropriate with respect to the matters set forth herein.

The Audit Committee serves as an independent and objective party to monitor the Funds’ accounting policies, financial reporting and internal control system, as well as the work of the independent auditors. The Audit Committee assists Board oversight of (1) the integrity of the Funds’ financial statements; (2) the Funds’ accounting and financial reporting policies and procedures, (3) the Funds’ compliance with legal and regulatory requirements related to accounting and financial reporting;2 (4) the independent auditors’ qualifications and independence; and (5) the performance of the Funds’ independent auditors. The Audit Committee also serves to provide an open avenue of communication among the independent auditors, the Adviser’s internal audit department, Fund management, and the Board.3

Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to establish accounting systems, to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles.

1  To the extent the Fund is organized as a Massachusetts business trust, any references to “directors” or “board members” shall be deemed to mean “trustees.”
2  The Board has delegated to other committees oversight of various legal and regulatory requirements. The Audit Committee’s function is limited to the activities set out in Section IV.
3  If the Fund is listed on the New York Stock Exchange, the Corporate Governance Standards require the Audit Committee’s charter to address, as one of the Committee’s purposes, that it assist Board oversight of “the performance of the company’s internal audit function.” Since the Fund has no internal audit function, this has not been included as one of the purposes of the Committee, although the Committee does serve to provide an open avenue of communication with the Adviser’s internal audit department, and reviews the scope, resources and findings and recommendations of the Adviser’s internal audit department as set forth in Section IV.B.2.

Accordingly, the responsibilities and powers of the Audit Committee shall be limited by recognition of the following general principles:

•	Fund management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.

•	The independent auditors have the primary responsibility to plan and implement a proper audit, including consideration of the Funds’ accounting, reporting and internal control practices.

II.	COMPOSITION

The Audit Committee shall be composed of three or more board members as determined by the Board, each of whom shall be an independent board member. For purposes of the Audit Committee, a board member is independent if:

•	he or she is not an “interested person” of the Fund as that term is defined in the Investment Company Act of 1940; and

•	he or she does not accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment (or must become financially literate within a reasonable time after his or her appointment to the Audit Committee). The Audit Committee will review the qualifications of its members and consider whether any of its members qualify as an “audit committee financial expert” 4 as defined in Form N-CSR.5 The Audit Committee will submit its recommendations in this regard to the Board for its final determination.

No member of the Audit Committee shall serve on the audit committee of three or more public companies (excluding the Funds), unless the Board

4  An “audit committee financial expert” of a company is defined as a person who has all of the following attributes: (1) an understanding of generally accepted accounting principles (“GAAP”) and financial statements; (2) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves; (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the company’s financial statements, or experience actively supervising one or more persons engaged in such activities; (4) an understanding of internal controls and procedures for financial reporting; and (5) an understanding of audit committee functions. An audit committee financial expert must have acquired such attributes through any one or more of the following: (1) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions (or active supervision of such persons); or (2) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (3) other relevant experience.
5  If the Fund is listed on the New York Stock Exchange, at least one member of the Audit Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.

determines that such simultaneous service would not impair the ability of the Audit Committee member to serve effectively on the Audit Committee.

III.  MEETINGS

The Audit Committee shall meet on a regular basis as it deems necessary or appropriate, and may hold special meetings as circumstances warrant.

As part of its job to foster open communication, the Audit Committee shall meet annually with senior Fund management responsible for accounting and financial reporting, the independent auditors, and representatives of the Adviser’s internal audit department in separate executive sessions to discuss any matters that the Audit Committee, or any of such other persons, believes should be discussed privately.

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

A. Charter

Review this Charter annually and recommend changes, if any, to the Board.

B. Internal Controls

1.	Review annually with Fund management and the independent auditors:

(a)	the organizational structure, reporting relationship, adequacy of resources and qualifications of the senior Fund management personnel responsible for accounting and financial reporting; and

(b)	their separate evaluation of the adequacy and effectiveness of the Funds’ system of internal controls, including those of the Funds’ service providers.

2.	Review with Fund management, the independent auditors and the Adviser’s internal audit department:

(a)	the Adviser’s internal audit department’s internal audit scope and plan related to the Funds’ systems for accounting, reporting and internal controls;

(b)	the responsibilities, resources and staffing of the Adviser’s internal audit department with respect to the activities in IV.B.2.(a) above; and

(c)	any significant internal audit findings or recommendations related to the Funds’ systems for accounting, reporting and internal controls and Fund management’s response.

3.	Establish procedures for the receipt, retention and treatment of complaints received by the Funds and/or the Audit Committee regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by officers and directors of the Fund or employees of the Adviser, principal underwriter and any provider of accounting-related services to the Fund of concerns regarding questionable accounting or auditing matters.

4.	Review at least annually, with Fund management and the independent auditors, policies for valuation of Fund portfolio securities and the frequency and magnitude of pricing errors.

C.	Independent Auditors

1.	Approve, and recommend to the Board, the appointment, retention or termination of the independent auditors, and approve the fees and other compensation to be paid to the independent auditors. Such selection shall be pursuant to a written engagement letter approved by the Audit Committee, which shall provide that:

(a)	the Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight (such oversight shall include resolving disagreements between Fund management and the independent auditors regarding financial reporting) of the independent auditors; and

(b)	the independent auditors shall report directly to the Audit Committee.

2.	Pre-approve any engagement of the independent auditors to provide any services to the Funds, including the fees and other compensation to be paid to the independent auditors, except as set forth in Section IV.C.4 below. Notwithstanding the above, the independent auditors shall not perform any of the following non-audit services for the Funds (“prohibited non-audit services”):

(a)	bookkeeping or other services related to the accounting records or financial statements of the Funds;

(b)	financial information systems design and implementation;

(c)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(d)	actuarial services;

(e)	internal audit outsourcing services;

(f)	management functions or human resources;

(g)	broker or dealer, investment adviser, or investment banking services;

(h)	legal services and expert services unrelated to the audit; and

(i)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

3.	Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate”[6] of the Adviser providing ongoing services to the Funds), if the engagement relates directly to the operations and financial reporting of the Funds except as set forth in Section IV.C.4 below.

4.	Pre-approval by the Audit Committee with respect to engagements of the independent auditors is not required in the following circumstances:

(a)	The Chair of the Audit Committee (or, in his absence, the Vice Chair of the Audit Committee) may grant the pre-approval referenced in Sections IV.C.2 and 3 above for non-prohibited services for engagements of less than $100,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(b)	Pre-approval of non-audit services for a Fund pursuant to Section IV.C.2 above is not required, if:

(i)	the aggregate amount of all non-audit services provided to the Fund is less than 5% of the total fees paid by the Fund to the independent auditors during the fiscal year in which the non-audit services are provided; and

(ii)	the services were not recognized by Fund management at the time of the engagement as non-audit services; and

(iii)	such services are promptly brought to the attention of the Audit Committee by Fund management

6  “Control affiliate” means any entity controlling, controlled by, or under common control with the Adviser.

and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

(c)	Pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to a Fund) pursuant to Section IV.C.3 above is not required, if:

(i)	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by such Fund, the Adviser and any “control affiliate” of the Adviser providing ongoing services to the Fund to the independent auditors during the fiscal year in which the non-audit services are provided;

(ii)	the services were not recognized by Fund management at the time of the engagement as non-audit services; and

(iii)	such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

5.	On an annual basis, review a report from the independent auditors describing:

(a)	the independent auditors’ internal quality-control procedures;

(b)	any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigations by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and

(c)	all relationships between the independent auditors and the Fund, so as to assess the auditors’ independence, including identification of all relationships the independent auditors have with the Fund and all significant relationships the independent auditors have with the Adviser (and any “control affiliate” of the Adviser) and any material service provider to the Fund (including, but not limited to, disclosures regarding the independent auditors’ independence required by Independence

Standards Board Standard No. 1 and compliance with the applicable independence provisions of Rule 2-01 of Regulation S-X).

In assessing the auditors’ independence, the Audit Committee shall take into account the opinions of Fund management and the Adviser’s internal audit department. The Committee will present its conclusions with respect to the independent auditors to the Board, and recommend that the Board take appropriate action, if any, in response to the independent auditors’ report to satisfy itself of the independent auditors’ independence.

6.	On an annual basis, review and evaluate the lead audit partner (such review to include consideration of whether, in addition to the regular rotation of the lead audit partner as required by law, in order to assure continuing auditor independence, there should be regular consideration of rotation of the firm serving as independent auditors).

7.	On an annual basis, meet with the independent auditors and Fund management to review the arrangements for and scope of the proposed audit for the current year and the audit procedures to be utilized.

8.	Review the management letter prepared by the independent auditors and Fund management’s response.

D.	Financial Reporting Processes

1.	If the Fund is a listed closed-end investment company,

(a)	review with Fund management and the independent auditors, the Funds’ audited financial statements (including the opinion of the auditors) and recommend to the Board, if appropriate, that the audited financial statements be included in the Funds’ annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder;

(b)	review with Fund management and the independent auditors the Funds’ semi-annual financial statements; and

(c)	review the Funds’ process for declaring dividends and issuing dividend announcements and related press releases, as well as financial information and dividend guidance provided to analysts and rating agencies; and

(d)	review such other matters as may be required by any exchange on which a Fund’s shares are to be listed.

2.	Review with Fund management and the independent auditors the matters that auditing professional standards require to be communicated to the Audit Committee, including, but not limited to, the matters required to be discussed by Statement on Auditing Standards No. 114, including:

(a)	the independent auditors’ judgments about the quality, and not just the acceptability, of the Funds’ accounting principles as applied in its financial reporting;

(b)	the process used by Fund management in formulating estimates and the independent auditors’ conclusions regarding the reasonableness of those estimates;

(c)	all significant adjustments arising from the audit, whether or not recorded by the Fund;

(d)	when the independent auditors are aware that Fund management has consulted with other accountants about significant accounting and auditing matters, the independent auditors’ views about the subject of the consultation;

(e)	any disagreements with Fund management regarding accounting or reporting matters;

(f)	any difficulties encountered in the course of the audit, including any restrictions on the scope of the independent auditors’ activities or on access to requested information; and

(g)	significant deficiencies in the design or operation of internal controls.

3.	The independent auditors shall report, within 90 days prior to the filing of a Fund’s annual financial statements with the SEC, to the Audit Committee:

(a)	all critical accounting policies and practices to be used;

(b)	all alternative treatments of financial information within GAAP for policies and practices related to material items that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

(c)	other material written communications between the independent auditors and Fund management including, but not limited to, any management letter or schedule of unadjusted differences; and

(d)	all non-audit services provided to an entity in the “investment company complex”[7] as defined in paragraph (f)(14) of Rule 2-01 of Regulation S-X that were not pre-approved by the Audit Committee.

4.	Review, annually, with Fund management and the independent auditors, the Funds’ “disclosure controls and procedures”[8] and the Funds’ “internal control over financial reporting”[9] as defined in Rule 30a-3(c) and (d) under the Investment Company Act of 1940.

7  “Investment company complex” includes: (1) an investment company and its investment adviser or sponsor; (2) any entity controlled by or controlling an investment adviser or sponsor in (1) above, or any entity under common control with any investment adviser or sponsor in (1) above if the entity: (A) is an investment adviser or sponsor or (B) is engaged in the business of providing administrative, custodian, underwriter, or transfer agent services to any investment company, investment adviser, or sponsor; and (3) an investment company or entity that would be an investment company but for the exclusions provided by Section 3(c) of the 1940 Act that has an investment adviser or sponsor included in (1) and (2) above. Investment adviser does not include a subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser. Sponsor is an entity that establishes a unit investment trust.
8  “Disclosure controls and procedures” means controls and other procedures of a registered management investment company that are designed to ensure that information required to be disclosed by the investment company on Form N-CSR and Form N-Q is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by an investment company in the reports that it files or submits on Form N-CSR and Form N-Q is accumulated and communicated to the investment company’s management, including its principal executive officer or officers and principal financial officer or officers, or person performing similar functions, as appropriate to allow timely decisions regarding required disclosure.
9  “Internal control over financial reporting” is a process designed by, or under the supervision of, the Funds’ principal executive and principal financial officers, or persons performing similar functions, and effected by the Funds’ Board, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and includes those policies and procedures that: 1 . Per tai n to th em ain ten anc e of rec ord s tha ti n rea son abl ed eta il ac cur ate ly and f air ly ref lec t th e tra nsac tio ns an d disp osi tio ns of th e ass ets of t he Fu nd; 2 . Pro vi de rea so nab le as sur an ce tha t t ran sa cti on s a re rec or ded as ne ce ssa ry to pe rmi t pr epa rat ion o f fi nan cia l sta tem ent s in acco rda nce wit h GAA P, a nd t hat r ece ipt s an d exp end itu res of th e Fu nd ar eb ein g mad eo nly i n acc orda nce w ith au tho riz ati on of ma nag eme nt an dd ire cto rs of th e Fun d; and 3 . P rov ide rea son ab le a ssu ran ce reg ard ing pr eve nti on or tim ely det ect io n of un aut hor ize d ac qui sit ion , use or di spo sit ion of th e Fu nds ' ass ets that cou ld ha ve a mat eria l ef fec t on t he fi nan cia l st ate men ts.

5.	Review with Fund management and the independent auditors a report by Fund management covering any Form N-CSR and Form N-Q filed, and any required certification of such filing, along with the results of Fund management’s most recent evaluation of the Funds’ “disclosure controls and procedures” and “internal control over financial reporting.”

E.	Process Improvements

Review with the independent auditors and Fund management significant changes or improvements in accounting and auditing processes that have been implemented.

F.	Legal and Compliance

1.	Review any legal or regulatory matters that arise that could have a material impact on the Funds’ financial statements.

2.	Review policies and procedures with respect to financial statement risk assessment and risk management, including the steps Fund management has taken to monitor and control such risk exposures.[10]

3.	Establish clear hiring policies for the Funds with respect to employees or former employees of the independent auditors, and review similar policies of the Adviser in this regard.

G.	Other Responsibilities

1.	Review, annually, the performance of the Audit Committee.

2.	If the Fund is a listed closed-end investment company, prepare a report of the Audit Committee as required to be included in the annual proxy statement.[11]

3.	Investigate any other matter brought to its attention within the scope of its duties, and have the authority in its discretion to retain legal, accounting or other experts or consultants to

10  The Board has delegated to other committees oversight related to investment risks.
11  Item 306 of Regulation S-K requires each proxy statement relating to a shareholder meeting at which directors are to be elected to include a report, followed by the name of each Audit Committee member, stating whether: (1) the Committee has reviewed and discussed the audited financial statements with management, (2) the Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, (3) the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors their independence, and (4) based on the review and discussions referred to in paragraphs (1) through (3), the Audit Committee recommended to the Board that the audited financial statements be included in the Funds’ annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder.

advise the Audit Committee, at the expense of the Fund, if, in the Committee’s judgment, that is appropriate.

4.	Perform any other activities consistent with this Charter, the Funds’ Charter, By-Laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

5.	Maintain minutes of Committee meetings; report its significant activities to the Board; and make such recommendations to the Board as the Audit Committee may deem necessary or appropriate.

H.	Frequency of Reviews

Except as otherwise specifically provided herein, the Audit Committee shall review the matters recited in this Charter at such times and with such frequency as it deems necessary or appropriate, or as the Board may otherwise direct.

V.	FUNDING

The Audit Committee shall receive appropriate funding, as determined by the Audit Committee, for payment of (i) compensation to the independent auditors for approved audit or non-audit services for the Fund; (ii) compensation to any legal, accounting or other experts or consultants retained by the Audit Committee pursuant to Section IV.G.3 above and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

EXHIBIT C

DWS FUNDS

NOMINATING AND GOVERNANCE COMMITTEE CHARTER
(EFFECTIVE APRIL 1, 2008)

I.	PURPOSE

The Nominating and Governance Committee (the “Committee”) is a committee of the Board of Trustees/Directors (the “Board”) of the DWS Funds. Its primary function is to recommend individuals for membership on the Board, to nominate officers, board and committee chairs and committee members and to oversee the operations of the Board. The Committee shall make such recommendations to the Board as it deems appropriate with respect to the matters set forth herein.

II.	COMPOSITION

The Committee shall be composed of three or more board members1 as determined by the Board, each of whom shall be an independent board member. For purposes of the Nominating and Governance Committee, a board member is independent if he or she is not an “interested person” of the Fund as that term is defined in the Investment Company Act of 1940.

III.  MEETINGS

The Committee shall meet on a regular basis as it deems necessary or appropriate and may hold special meetings as circumstances warrant.

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

A.	Board Nominations

1.	Recommend individuals for membership on the Board, including recommendations of any general qualification standards for evaluation of such candidates.

2.	Recommend individuals for election as Chair and Vice Chair (if any) of the Board.

1  To the extent the Fund is organized as a Massachusetts business trust, any references to “directors” or “board members” shall be deemed to mean “trustees.”

3.	Evaluate candidates recommended for membership on the Board. Recommendations for candidates may come from shareholders, from other directors or from the Fund’s investment manager. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail to a designated post office box.

B.	Committee Nominations and Functions

1.	Review at least annually the charters of committees of the Board.

2.	Recommend individuals for membership on all committees and review committee assignments at least annually.

3.	Recommend individuals for Chair and Vice Chair of all committees.

C.	Officers Nominations and Functions

Recommend individuals for election as officers of the Funds.

D.	Board Operations

1.	Review matters related to the compensation of board members.

2.	Review matters related to the Funds’ Code of Ethics and potential conflicts of interests.

3.	Review other matters related to the operation of the Board, including policies relating to retirement of board members, ownership of fund shares by board members and other governance matters.

4.	Review at least annually the effectiveness of board and committee operations.

E.	Proxy Voting

1.	At least annually, review policies and procedures relating to the voting of proxies for Fund portfolio investments.

2.	Review quarterly reports regarding the implementation of such policies.

F.	Engagement of Counsel

Review matters related to the engagement of counsel for the Funds and counsel for the independent board members.

G.	Frequency of Reviews

Except as otherwise specifically provided herein, the Committee shall review the matters recited in this Charter at such times and with such frequency as it deems necessary or appropriate, or as the Board may otherwise direct.

H.	Other Powers and Responsibilities

1.	Review this Charter annually and recommend changes, if any, to the Board.

2.	Investigate any other matter brought to its attention within the scope of its duties.

3.	Perform any other activities consistent with this Charter, the Fund’s Charter, By-Laws and governing law, as the Committee or the Board deems necessary or appropriate.

4.	The Committee may consult with counsel to the Funds and counsel to the independent board members and, subject to the approval of the Board, may retain such other outside counsel, consultants or other experts at the expense of the Fund as the Committee may deem appropriate.

5.	Maintain minutes of Committee meetings, report its significant activities to the Board, and make such recommendations to the Board as the Committee deems necessary or appropriate.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE DWS RREEF REAL ESTATE FUND, INC. COMMON JOINT ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JULY 2, 2008 P The undersigned hereby appoints John Millette, Patricia DeFilippis and Elisa Metzger, and each of them, the proxies of the undersigned, with full power of substitution to each of them, to vote R all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Joint Annual Meeting of Stockholders of the Fund to be held at the offices of Deutsche O Investment Management Americas Inc., 27th Floor, 345 Park Avenue, New York, New York 10154 on July 2, 2008, at 1:00 p.m., Eastern time, and at any adjournments or postponements X thereof. ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO Y INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES. (CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE.)

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE X Please mark votes as in this example. THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES. Election of Board Members: Class II Class I FOR all nominees WITHHOLD listed (except as noted authority to vote (01) Jean Gleason Stromberg (04) Paul K. Freeman on the line at left) for all nominees (02) Richard J. Herring (03) Axel Schwarzer (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Date , 2008 Signature Signature (if held jointly) NOTE: PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE DWS RREEF REAL ESTATE FUND, INC. PREFERRED JOINT ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JULY 2, 2008 P The undersigned hereby appoints John Millette, Patricia DeFilippis and Elisa Metzger, and each of them, the proxies of the undersigned, with full power of substitution to each of them, to vote R all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Joint Annual Meeting of Stockholders of the Fund to be held at the offices of Deutsche O Investment Management Americas Inc., 27th Floor, 345 Park Avenue, New York, New York 10154 on July 2, 2008, at 1:00 p.m., Eastern time, and at any adjournments or postponements X thereof. ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO Y INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES. (CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE.)

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE X Please mark votes as in this example. THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES. Election of Board Members: Class II Class I FOR all nominees WITHHOLD listed (except as noted authority to vote (01) Jean Gleason Stromberg (05) Paul K. Freeman on the line at left) for all nominees (02) Richard J. Herring (03) Axel Schwarzer (04) Robert H. Wadsworth (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Date , 2008 Signature Signature (if held jointly) NOTE: PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE DWS RREEF REAL ESTATE FUND II, INC. COMMON JOINT ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JULY 2, 2008 P The undersigned hereby appoints John Millette, Patricia DeFilippis and Elisa Metzger, and each of them, the proxies of the undersigned, with full power of substitution to each of them, to vote R all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Joint Annual Meeting of Stockholders of the Fund to be held at the offices of Deutsche O Investment Management Americas Inc., 27th Floor, 345 Park Avenue, New York, New York 10154 on July 2, 2008, at 1:00 p.m., Eastern time, and at any adjournments or postponements X thereof. ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO Y INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES. (CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE.)

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE X Please mark votes as in this example. THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES. Election of Board Members: Class II Class I FOR all nominees WITHHOLD listed (except as noted authority to vote (01) Jean Gleason Stromberg (04) Paul K. Freeman on the line at left) for all nominees (02) Richard J. Herring (03) Axel Schwarzer (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Date , 2008 Signature Signature (if held jointly) NOTE: PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE DWS RREEF REAL ESTATE FUND II, INC. PREFERRED JOINT ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JULY 2, 2008 P The undersigned hereby appoints John Millette, Patricia DeFilippis and Elisa Metzger, and each of them, the proxies of the undersigned, with full power of substitution to each of them, to vote R all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Joint Annual Meeting of Stockholders of the Fund to be held at the offices of Deutsche O Investment Management Americas Inc., 27th Floor, 345 Park Avenue, New York, New York 10154 on July 2, 2008, at 1:00 p.m., Eastern time, and at any adjournments or postponements X thereof. ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO Y INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES. (CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE.)

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE X Please mark votes as in this example. THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES. Election of Board Members: Class II Class I FOR all nominees WITHHOLD listed (except as noted authority to vote (01) Jean Gleason Stromberg (05) Paul K. Freeman on the line at left) for all nominees (02) Richard J. Herring (03) Axel Schwarzer (04) Robert H. Wadsworth (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Date , 2008 Signature Signature (if held jointly) NOTE: PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE DWS RREEF WORLD REAL ESTATE & TACTICAL STRATEGIES FUND, INC. JOINT ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JULY 2, 2008 The undersigned hereby appoints John Millette, Patricia DeFilippis and Elisa Metzger, and each of them, the proxies of the undersigned, with full power of substitution to each of them, to vote P all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Joint Annual Meeting of Stockholders of the Fund to be held at the offices of Deutsche R Investment Management Americas Inc., 27th Floor, 345 Park Avenue, New York, New York 10154 on July 2, 2008, at 1:00 p.m., Eastern time, and at any adjournments or postponements O thereof. X ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY Y WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES. (CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE.)

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE X Please mark votes as in this example. THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES. Election of Board Members: Class I FOR all nominees WITHHOLD listed (except as noted authority to vote (01) Dawn-Marie Driscoll on the line at left) for all nominees (02) John W. Ballantine (03) Henry P. Becton, Jr. (04) Paul K. Freeman (05) Keith R. Fox (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.) PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Date , 2008 Signature Signature (if held jointly) NOTE: PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.